UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange act of 1934

Date of report (Date of earliest event reported): August 31, 2012

FREEDOM ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of

incorporation or organization)     27-3218629

(I.R.S. Employer Identification No. )

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11372 United Way, Orlando, Florida 32824

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code

(407) 905-5000

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", “our company," or "the Corporation" refers to Freedom Environmental Services, Inc., unless the context requires otherwise.

Item 5.02 Removal of Director and Certain Officer;

Effective August 10, 2012, Michael Ciarlone was placed on paid administrative leave and removed from the Board of Directors by a majority vote of the Board of Directors.

Effective August 13, 2012 Michael Ciralone terminated for cause related to the misappropriation of company funds and for attempting to place the company in Bankruptcy after being dismissed as an officer and director of the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant

Date: July 17, 2012

      Freedom Environmental Services, Inc.

      By: /s/ Reginald Berthiaume

      Reginald Berthiaume

      Chairman of the Board of Directors